                           SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant      [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]       Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]       Definitive Proxy Statement
[ ]       Definitive Additional Materials
[ ]       Soliciting Material Pursuant to Section 240.14a-11(c) or 240.14a-12

                                BriteSmile, Inc.

                  (Name of Registrant as Specified in Charter)


    (Name of Person(s) Filing Proxy Statement If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required

[ ]       $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.

[ ]       Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
          11.

          1)  Title of each class of securities to which transaction applies:

          2)  Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)  Proposed maximum aggregate value of transaction:

          5)  Total fee paid:


[ ]       Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the For of Schedule and the date of its filing.

          1)  Amount Previously Paid:
          2)  Form, Schedule or Registration Statement No.
          3)  Filing Party:
          4)  Date Filed:

                               BRITESMILE, INC.
                         200 Diplomat Drive, Suite 204
                            Airport Business Center
                          Lester, Pennsylvania  19113
                                (610) 362-1111


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 25, 1999

To the Shareholders:

          Notice is hereby given that the Annual Meeting of the Shareholders of BriteSmile, Inc. ("the Company") will be held at the Marriott Hotel downtown Philadelphia, 1201 Market Street, Philadelphia, Pennsylvania 19107, on Wednesday, August 25, 1999, at 2:00 o'clock p.m., local time, and at any postponement or adjournment thereof, for the following purposes, which are discussed in the following pages and which are made part of this Notice:

          1. To elect eight directors, each to serve until the next annual meeting of shareholders and until his successor is elected and shall qualify;

          2. To ratify and approve an amendment to the Company's Revised 1997 Stock Option and Incentive Plan;

          3. To approve the Board of Directors' selection of Ernst & Young LLP as the Company's independent auditors; and

          4. To consider and act upon any other matters that properly may come before the meeting or any adjournment thereof.

          The Company's Board of Directors has fixed the close of business on July 29, 1999 as the record date for the determination of shareholders having the right to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment thereof. A list of such shareholders will be available for examination by a shareholder for any purpose related to the meeting during ordinary business hours at the offices of the Company at 200 Diplomat Drive, Airport Business Center, Lester, Pennsylvania 19113 during the ten days prior to the meeting.

          You are requested to date, sign and return the enclosed Proxy which is solicited by the Board of Directors of the Company and will be voted as indicated in the accompanying Proxy Statement and Proxy. Your vote is important. Please sign and date the enclosed Proxy and return it promptly in the enclosed return envelope, whether or not you expect to attend the meeting. The giving of your proxy as requested will not affect your right to vote in person if you decide to attend the Annual Meeting. The return envelope requires no postage if mailed in the United States. If mailed elsewhere, foreign postage must be affixed. Your proxy is revocable at any time before the meeting.

                              By Order of the Board of Directors,

                              Michael F. Bonner, Vice President, CFO, and
                              Secretary

Lester, Pennsylvania
August 4, 1999

                                BRITESMILE, INC.
                         200 Diplomat Drive, Suite 204
                            Airport Business Center
                          Lester, Pennsylvania  19113
                                 (610) 362-1111

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

          The enclosed Proxy is solicited by the Board of Directors of BriteSmile, Inc. (the "Company") for use in voting at the Annual Meeting of Shareholders to be held at the Marriott Hotel downtown Philadelphia, 1201 Market Street, Philadelphia, Pennsylvania 19107, on August 25, 1999, at 2:00 o'clock p.m., local time, and at any postponement or adjournment thereof, for the purposes set forth in the attached notice. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder completing the proxy. If no specific instructions are given, the shares will be voted FOR the election of the nominees for directors set forth herein, FOR approval of the amendment to the Company's Revised 1997 Stock Option and Incentive Plan, and FOR ratification of the appointment of auditors. A shareholder giving a proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to the Company's Secretary prior to the Annual Meeting, or by giving a later dated proxy.

          The presence at the meeting, in person or by proxy, of shareholders holding in the aggregate a majority of the outstanding shares of the Company's common stock entitled to vote shall constitute a quorum for the transaction of business. The Company does not have cumulative voting for directors; a plurality of the votes properly cast for the election of directors by the shareholders attending the meeting, in person or by proxy, will elect directors to office. Action on a matter, other than the election of directors, is approved if the votes properly cast favoring the action exceed the votes cast
opposing the action.   Abstentions and broker non-votes will count for purposes
of establishing a quorum, but will not count as votes cast for the election of directors or any other questions and accordingly will have no effect. Votes cast by shareholders who attend and vote in person or by proxy at the Annual Meeting will be counted by inspectors to be appointed by the Company (it is anticipated that the inspectors will be employees, attorneys or agents of the Company).

          The close of business on July 29, 1999, has been fixed as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting. Each share shall be entitled to one vote on all matters. As of the record date there were 18,097,841 shares of the Company's common stock outstanding of record, and entitled to vote. For a description of the principal holders of such stock, see "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" below.

          This Proxy Statement and the enclosed Proxy are being furnished to shareholders on or about August 4, 1999.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

          As amended on July 23, 1999, the Company's Bylaws provide that the number of directors shall range from three to ten, as determined from time to time by the shareholders or the Board of Directors. Presently the Company's Board of Directors consists of eight members, all of whom are nominees for election at the Annual Meeting. Each director elected at the Annual Meeting will hold office until a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified. Unless marked otherwise, proxies received will be voted FOR the election of each of the nominees named below. If any such person is unable or unwilling to serve as a nominee for the office of director at the date of the Annual Meeting or any postponement or adjournment thereof, the proxies may be voted for a substitute nominee, designated by the proxy holders or by the present Board of Directors to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced accordingly. The Board of Directors has no reason to believe that any of such nominees will be unwilling or unable to serve if elected as a director.

          The following information is furnished with respect to the nominees. Stock ownership information is shown under the heading "Security Ownership of Certain Beneficial Owners and Management" and is based upon information furnished by the respective individuals.

Anthony M. Pilaro

          Mr. Pilaro has been a director and Chairman of the Board of the Company since August, 1997. Presently, he serves as Chairman of CAP Advisers Limited and maintains offices in Dublin, Ireland. He is also Chairman of Excimer Vision Leasing L.P., a partnership engaged in the business of leasing excimer laser systems. Mr. Pilaro has been involved in private international investment banking. He was a Founding Director and former Chief Executive Officer of Duty Free Shoppers Group Limited, a founder of the predecessor of VISX, Inc., and a founder and principal owner of Excimer Vision Leasing. Mr. Pilaro practiced law in New York City through 1964.

John L. Reed

          Prior to joining the Company as its Chief Executive Officer, Mr. Reed was Chairman of the Pacific Retailing Division of Duty Free Shoppers Group Limited (DFS), the world's leading specialty retailer catering to international travelers. As head of DFS he was responsible for the operations of multiple retail stores, including the largest single, self-standing retail operation in the world. During his 21-year career at DFS, Mr. Reed has held various senior management positions. Prior to being named Chairman of the Pacific Retail Division in 1997, Mr. Reed was President of DFS Hawaii. From 1985 to 1988, Mr. Reed was President of the DFS U.S. Mainland Operation. Mr. Reed has also served as Vice President of Merchandising for both Federated Departments Stores and John Wanamaker.

Richard V. Trefz

          Mr. Trefz became a member of the Board of Directors in November 1997. He currently serves as a Company Vice President, and as President of the Company's Manufacturing Division. From June through December 1998, he served as President and CEO of the Company. From January 1995 to May 1998, Mr. Trefz was the Divisional CEO of Inductotherm Industries, Inc., the world's leading and largest manufacturer of induction melting equipment. >From 1989 to 1994, Mr. Trefz was President of DEN-TAL-EZ, Inc.

Linda S. Oubre

          Linda S. Oubre commenced serving as a director of the Company on May 21, 1998. Since July 1, 1998, she has also functioned as a Company Vice President, and as President of the Company's Whitening Center Division. Prior to joining the Company, Ms. Oubre served for 3 years as President of Tri Com Ventures in Walnut Creek, California. Tri Com specializes in new venture planning and implementation consulting. At Tri Com, Ms. Oubre's clients included McGraw Hill's Business Week Magazine, Prodigy Online Service, and the
                       ----------------------
United Nations Business Development Project in the Republic of Belarus. Prior to starting Tri Com Ventures in 1996, Ms. Oubre was General Manager, New Business Development, for the Los Angeles Times, and also served as Director of
                              -----------------
Operations for Walt Disney's Consumer Products Division and Manager of Financial Planning for the Times Mirror Company. She has also been a visiting instructor at the Wharton Business School.

R. Eric Montgomery

          Mr. Montgomery has been a director of the Company since May 5, 1998. He is an experienced consultant, researcher and entrepreneur in the oral care and cosmetic products industries, and has been granted over 65 US and foreign patents since 1981. Previously, from November 1997 until May 1998, he served as an independent consultant to the Company through Applied Dental Sciences, Inc. (Monterey, MA), the oral care products research and development firm of which he has been President since 1992. Mr. Montgomery is also the Founding Manager and President of OraCeutical LLC (Lee, MA), an organization dedicated to the development of next generation products for use in the professional dental office. Oraceutical is currently under contract with the Company to provide technology development services. Mr. Montgomery's organizations have developed products for companies including The Dial Corporation, Natural White, AgriNutrition, ProHealth Laboratories, OPI Products, American Dental Hygienics, and Boots PLC. Mr. Montgomery is also President of IDEX Dental Sciences, Inc. (Lee, MA), an intellectual property holding firm established by Mr. Montgomery in March 1996.

Jennifer A. Scott

          Ms. Scott was appointed a director of the Company in November, 1998. In her current position at Applied Research and Consulting LLC in New York City, Ms. Scott conducts public opinion research for clients which have included Liz Claiborne, the Disney Channel, and Ameritech. She has also served as Senior Vice President at Shepardson, Stern and Kaminsky, and Senior Vice President at KRC Research and Consulting. Her areas of expertise include issues communications, corporate positioning, branding, educational media development and advertising.

Bruce V. Wainright, D.D.S.

          Dr. Wainright was appointed director of the Company in January 1999.
A practicing dentist for over 25 years, he currently manages his own dental practice in Raleigh, North Carolina. Dr. Wainright is planning to open an Associated Center during the Company's fiscal quarter ending September 30, 1999. Dr. Wainright is a member of the American Dental Association and the North Carolina Dental Society.

Peter Schechter

          Mr. Schechter was appointed director of the Company in July 1999. Prior to forming CLS, an international communications consulting firm, Mr. Schechter was Managing Director in charge of international business at the Sawyer/Miller Group, specializing in the management of international financial issues, political campaigns and country image programs. A graduate of the School of Advanced

International Studies at Johns Hopkins University, Mr. Schechter has lived in Europe and Latin America and has extensive experience in the area of governmental relations. He is fluent in six languages.

          There is no family relationship between any executive officer or director of the Company and any other executive officer or director.


                             DIRECTOR COMPENSATION


          Outside directors of the Company (non-employees) receive options to purchase 20,000 shares of common stock per year for each year during which they serve as a director. The exercise price of such options is 100% of the fair market price on the date of grant. Actual expenses incurred by outside directors are reimbursed.

          Certain directors of the Company have been granted Units of Company equity participation by LCO Investments Limited, a major shareholder of the Company. As of May 11, 1998, LCO adopted an Incentive Compensation Plan (the "LCO Plan"). Under the LCO Plan, certain key employees, consultants or directors of the Company may be given the opportunity to benefit from the appreciation in the value of certain of the LCO's present equity holdings in the Company. Such appreciation rights are granted by way of incentive compensation units ("Units"), whose value is determined by the increase in value of LCO's present holdings of Company Common Stock above a prescribed base value of $4.75 per share. Each Unit represents a percentage interest (determined by the total number of Units granted under the LCO Plan) in such increase in value of LCO's holdings. LCO has granted Units to the following directors or former directors of the Company as incentive compensation: Richard Trefz, Brian Delaney, and Linda Oubre.

          Pursuant to an Agreement in effect from November, 1997 through May 1998, Richard Trefz received compensation from a Company affiliate, CAP Advisers Limited, related to Mr. Trefz' service as a director of the Company. During the period the Agreement was in force, Mr. Trefz received a consulting fee, paid by CAP Advisers Limited, of $25,000. Mr. Trefz also received options to purchase 50,000 shares of Common Stock of the Company owned by CAP Advisers, at an exercise price of $4.00 per share. Such options are exercisable at any time through November 19, 2002, provided the options are exercised while Mr. Trefz is a director, or within 30 days after the date he ceases to be a director. As of June 1, 1998, this Agreement has been terminated and replaced with an Employment Agreement relating to Mr. Trefz' appointment as an executive officer of the Company.

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

          The Company's Board of Directors took action at four duly noticed special meetings of the Board during the fiscal year ended March 31, 1999. Each nominee for director then serving as a director attended all of the Company's special meetings of the Board of Directors. The Company has established an Audit Committee and a Compensation Committee. At present, the Audit Committee and the Compensation Committee consist of directors Wainright, Reed, and Schechter.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE DIRECTOR.

           EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES/CONSULTANTS

          The following individuals serve as executive officers or significant employees or consultants of the Company:


NAME                         AGE       CURRENT POSITION(S)1
---------------              ---
John L. Reed                 58        President and Chief Executive Officer; Director since June, 1999
Paul Dawson                  44        Chief Executive Officer of BriteSmile International Limited, a subsidiary of the Company, since April 1999
Richard V. Trefz             57        Vice-President; President Mfg. Div.; Director since November, 1997
Linda S. Oubre               40        Vice-President; President Center Div.; Director since May, 1998
Andrew J. Hofmeister         39        Vice-President; President Assoc. Center Division
Michael F. Bonner            39        Vice-President; Chief Financial Officer/Secretary
Stephen Miller               52        Executive Vice-President, Real Estate and Construction
David W. Bruhin              57        Regional Vice President - North
William Izlar                68        Regional Vice-President - South
Anthony M. Pilaro            63        Chairman of the Board; Director
Dr. John W. Warner           54        Research and Development Director
Anthony Cipolla, D.D.S.      43        Director of Training
Salim A. Nathoo, D.D.S.      43        Consultant

1 All officers serve at the pleasure of the Board of Directors. There are no family relationships between any of the officers and directors.

          Biographical information regarding Messrs. Reed, Trefz, and Pilaro, and regarding Ms. Oubre, each of whom currently also serves as a director of the Company, is included in this Proxy Statement under "Proposal 1Election of Directors." Biographical information regarding the other executive officers and significant consultants of the Company follows:

David  W. Bruhin

          Mr. Bruhin joined the Company in May 1998, and currently serves as Regional Vice President. Mr. Bruhin has more than 18 years of senior management and consulting experience. From August 1995 to May 1998, Mr. Bruhin was President of the Swarthmore Consulting Group, where he provided business planning, marketing, consulting and acquisition advisory services to clients in the dental industry. Prior to this position, he was Vice President of DEN-TAL-EZ, Inc., where he undertook a wide range of responsibilities in management, sales and marketing, and business and product development.

Michael F. Bonner

          Mr. Bonner joined BriteSmile in September of 1998. Prior to joining BriteSmile, Mr. Bonner was Vice President of Administration at Silverline Building Products Corporation, where he was responsible for operations, performance improvements and mergers and acquisitions. He also served as Chief Financial Officer of Graphic Packaging Corporation and Doolan Steel Corporation. Mr. Bonner began his career at Arthur Andersen LLP, providing auditing and consulting services to various manufacturing, healthcare and financial services organizations. His areas of expertise include mergers and acquisitions, strategic planning, performance management and capital markets. Mr Bonner is a Certified Public Accountant and Certified Management Accountant.

Andrew J. Hofmeister

          Mr. Hofmeister joined BriteSmile in August 1998 and serves as President of BriteSmile's Associated Center Division. Prior to joining BriteSmile, Mr. Hofmeister was Chief Executive Officer of Excimer Vision Leasing and a former director of the Company prior to its relocation from Salt Lake City to Lester, Pennsylvania. From 1989 to 1995 he was a consultant for McKinsey & Company, specializing in retail and consumer products.

Stephen Miller

          Prior to joining BriteSmile in May 1999 as it Executive Vice President, Real Estate and Construction, Mr. Miller was, for 11 years, Vice President of Facility Development for Duty Free Shoppers Group Limited (DFS), the world's leading specialty retailer catering to international travelers. While at DFS, Mr. Miller was responsible for the development of the flagship retail gallerias, high-end boutiques, duty free stores and entertainment complexes in the U.S., Oceania and the Pacific. Prior to DFS, Mr. Miller was Senior Vice President of Commercial and Industrial Development for Castle and Cooke, Inc. where, for 17 years, he was responsible for commercial, industrial and retail development for Hawaii's second largest private land owner.

Paul Dawson

          Mr. Dawson, prior to joining the Company's subsidiary, BriteSmile International Ltd., as its Chief Executive Officer, was Chief Executive Officer of Camus International, a global marketer of luxury goods. During his nine-year tenure with Camus, he spearheaded an aggressive market expansion program, underpinning the Company's worldwide leadership position in the premium cognac market. Prior to Camus, Mr. Dawson held the position of Engagement Manager at McKinsey & Company, an international consulting firm. While at McKinsey, he advised a broad range of multinational consumer companies on international expansion strategies. Mr. Dawson has lived and worked in the United States, Europe, Asia and the Middle East.

William Izlar

          Mr. Izlar joined the Company as its Regional Vice-President Business Development-South in February, 1999. From December, 1995 to July, 1996, Mr. Izlar served as the first Chief Executive Officer of Excimer Vision Leasing, L.P., a limited partnership engaged in leasing excimer lasers to the ophthalmic industry. Mr. Izlar is a former partner of King & Spaulding, an Atlanta law firm, and a former managing director of Bankers Trust Company of New York, in charge of its Southeastern regional headquarters.

Dr. John W. Warner

          Dr. Warner accepted the position of Research and Development Director for the Company on May 15, 1998. Mr. Warner is an experienced research and technology consultant and entrepreneur who was one of the leading contributors to the development of ophthalmic applications of laser technology. Dr. Warner leads the development and enhancement efforts with respect to the Company's BriteSmile 2000 light activating system and other products at research and development facilities established by the Company in Evanston, Illinois. Dr. Warner has served as a consultant to Northwestern University in the areas of technology development and commercialization. From March 1986 to December 1990 he was the founder and CEO of Taunton Technologies, Inc., a predecessor of VISX, Inc., engaged in the business of developing and manufacturing excimer laser systems to perform ophthalmic surgery.

Anthony Cipolla, D.D.S.

          Dr. Anthony J. Cipolla has been engaged by the Company as a consultant for several years. As of June 17, 1999, he was employed full-time by the Company as Director of Training. He received his doctorate degree in 1982 from Temple University School of Dentistry, at which time he commenced a one-year internship as a Commissioned Officer with the United States Public Health Service. He has since served as a Clinic Dentist at the Pennsylvania College of Technology and as a Research Associate at Temple University. Dr. Cipolla maintains a private dental practice in central Pennsylvania specializing in cosmetic dentistry. Dr. Cipolla has published works in photo activation of dental materials. He has been awarded U.S. patents in the field of fiber optic delivery systems for dental applications.

Salim A. Nathoo, D.D.S.

          Dr. Nathoo was formerly employed by Colgate-Palmolive Co. as a Senior Researcher from 1990 to 1998 and was a key member in the successful worldwide launch of the Colgate Whitening program during his tenure there. Dr. Nathoo has lectured globally on both the clinical and scientific aspects of teeth whitening, and he is recognized as one of the leading authorities on the subject. Dr. Nathoo is currently one of the founders of OraCeutical LLC and leads its clinical research arm, Oral Health Clinical Services, LLC (Piscataway,
NJ). The Company has entered into consulting and technology development agreements with both Oraceutical and Oral Health. Dr. Nathoo holds both a PhD and DDS from New York University, and has published over 40 papers in major scientific journals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

          The following table sets forth information as of June 28, 1999 (adjusted to include the recent grant of options to Mr. Schechter as the Company's newest director) regarding beneficial stock ownership of (i) all persons known to the Company to be beneficial owners of more than 5% of the outstanding common stock; (ii) each director or director nominee, and any other executive officer of the Company whose compensation is required to be reported in this Report, and (iii) all officers and directors of the Company as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated.

Name and Address    Number of Shares Beneficially Owned   Percent of Outstanding Shares/(14)/
---------------------------------------------------------------------------------------
Executive Officers and Directors

John L. Reed
101 Ygnacio Valley Road
Suite 340
Walnut Creek, CA 94596             825,900/(1)/                           4.40%

Paul Dawson
36 Fitzwilliam Place
Dublin 2, Ireland                  327,397/(2)/                           1.76%

Richard V. Trefz
Airport Business Center
200 Diplomat Drive, Bay 204
Lester, PA  19113                  152,831/(3)/                             *

Anthony M. Pilaro
36 Fitzwilliam Place
Dublin 2, IRELAND               12,501,538/(4)/                          63.52%

R. Eric Montgomery
29 Fairview Road
P. O. Box 487
Monterey, MA  01245                309,707/(5)/                           1.67%

Linda S. Oubre
101 Ygnacio Valley Road
Suite 212
Walnut Creek, CA  94596             77,696/(6)/                             *

Jennifer Scott
121 Madison Ave.
Apt. 6-I
New York, N.Y. 10016                30,412/(7)/                             *

Bruce V. Wainright
1121 Silver Oaks Ct.
Raleigh, N.C. 27614                 38,677/(8)/                             *

Andrew J. Hofmeister
101 Ygnacio Valley Road
Suite 340
Walnut Creek, CA 94596              82,397/(9)/                             *

David W. Bruhin
Airport Business Center
200 Diplomat Drive, Bay 204
Lester, PA 19113                    72,831/(10)/                            *

                                       8

Michael F. Bonner
Airport Business Center
200 Diplomat Drive, Bay 204
Lester, PA 19113                    73,744/(11)/                            *

Peter Schechter
1850 M Street, Suite 560
Washington, D.C. 20036              20,000/(15)/                            *

All Officers and Directors as a Group (18 persons) 14,513,128/(12)/      69.40%

LCO Investments Limited
Canada Court
Upland Road
St. Peter Port
Guernsey
Channel Islands                 12,316,538/(13)/                         62.58%
_________________

* Constitutes less than 1%.

 /1/ Includes 575,900 shares owned beneficially, and 250,000 shares which Mr. Reed has the right to acquire upon the exercise of vested options at $2.50 per share.

 /2/ Includes 227,397 shares owned beneficially, and 100,000 shares which Mr. Dawson has the right to acquire upon the exercise of vested options at $6.00 per share.

 /3/ Includes 47,831 shares owned beneficially, and options to purchase 105,000 shares presently exercisable at $1.75 per share.

 /4/ Represents 11,143,204 shares owned of record and beneficially by LCO Investments Limited, 185,000 shares held by entities over which CAP Advisers Limited shares voting power, and options to purchase 1,173,334 shares held by LCO exercisable at $4.50 per share. Mr. Pilaro is Chairman of CAP Advisers Limited. CAP Advisers is the sole trustee of the ERSE Trust, of which LCO Investments Limited is a wholly-owned subsidiary.
       Mr. Pilaro disclaims beneficial ownership of Company shares owned by LCO.

 /5/ Includes 34,707 shares owned beneficially of record by Mr. Montgomery, options to purchase 175,000 shares held by Applied Dental Sciences, Inc., and options to purchase 100,000 shares, not yet granted, to which Oraceutical LLC is entitled pursuant to a consulting agreement with the Company. Mr. Montgomery is the President of Applied Dental Sciences, and is a Manager of Oraceutical LLC.

 /6/ Includes 27,696 shares owned beneficially, and options to purchase 50,000 shares presently exercisable at $1.75 per share.

 /7/ Includes 10,412 shares owned beneficially, and options to purchase 20,000 shares presently exercisable at $1.0625 per share.

 /8/ Includes 8,677 shares owned beneficially, options to purchase 20,000 shares presently exercisable at $2.50 per share, and options to purchase 10,000 shares presently exercisable at $6.375 per share.

 /9/ Includes 37,397 shares owned beneficially, options to purchase 5,000 shares exercisable at $9.00 per share, options to purchase 5,000 shares exercisable at 6.81 per share, options to purchase 25,000 shares presently exercisable at $1.75 per share, and options to purchase 10,000 shares presently exercisable at $13.375 per share.

 /10/ Includes 22,831 shares owned beneficially, and options to purchase 50,000 shares presently exercisable at $1.75 per share.

 /11/ Includes 23,744 shares owned beneficially, and options to purchase 50,000 shares presently exercisable at $1.00 per share.

 /12/  Includes presently exercisable options to purchase 2,282,084 shares.

 /13/ Includes 1,173,334 shares subject to purchase upon the exercise of options. LCO Investments Limited is a wholly-owned subsidiary of the ERSE Trust. The sole trustee of the ERSE Trust is CAP Advisers Limited. Mr. Pilaro, a director of the Company, is Chairman of CAP Advisers Limited. Mr. Pilaro disclaims beneficial ownership of Company shares owned by LCO.

 /14/ All percentages are calculated based upon a total number of shares outstanding of 18,508,908 as of June 28, 1999, plus that number of options presently exercisable by the named security holder.

 /15/ Represent options to purchase 20,000 shares presently exercisable at $11.25 per share.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

          Based solely upon its review of the copies of such forms furnished to it during the fiscal year ended March 31, 1999, and representations made by certain persons subject to this obligation that such filings were not required to be made, the Company believes that all reports required to be filed by these individuals and persons under Section 16(a) were filed in a timely manner, except the reports of LCO, a 10% or greater beneficial owner, and Mr. Pilaro, a director, regarding certain acquisitions of Company stock, including in connection with LCO's private investment in the Company in December 1998, and the Company is not aware of any transactions in its outstanding securities by or on behalf of any director, executive officer or 10 percent holder, which would require the filing of any report pursuant to Section 16(a) during the fiscal year ended March 31, 1999, that was not filed with the Commission.

                             EXECUTIVE COMPENSATION

          The following Summary Compensation Table shows compensation paid by the Company for services rendered during the past three fiscal years to each person who served as the Company's Chief Executive Officer, and to the Company's other most highly compensated executive officers. The Company appointed Richard
V. Trefz as President and CEO, effective June 1, 1998. Mr. Trefz served as CEO through December 1998. Recently, effective June 1999, the Company appointed John L. Reed as its new President and CEO.

                          SUMMARY COMPENSATION TABLE

                                                                                                         Long-Term
                                                     Annual Compensation                                 Compensation
                                                                                                         Awards
Name and Principal
Position                              Year                  Salary                 Bonus                   Options
---------------------------------------------------------------------------------------------------------------------

John L. Reed                          1999                  $-0-/(1)/               $-0-               750,000/(1)/
President and CEO since
June 1999

Paul Dawson                           1999                  $-0-/(2)/               $-0-                   -0-/(2)/
CEO, BriteSmile
International Ltd. Since
April 1999

Richard V. Trefz                      1999                  $201,923                $-0-               225,000/(3)/
President and CEO
From 1998 to December
1998; Currently
President of
Manufacturing Division

Linda S. Oubre                        1999                  $116,135                $-0-               200,000/(4)/
Vice President and
President of Center
Division since July 1,
1998

Andrew J. Hofmeister                  1999                   $92,307                $-0-               150,000/(5)/
Vice President and
President of Associated
Center Division since
August 1, 1998

Michael F. Bonner                     1999                   $74,423                $-0-               200,000/(6)/
Vice President, CFO and
Secretary since
September 15, 1998

                                       11

David W. Bruhin                       1999                  $110,769                $-0-               150,000/(7)/
Vice President and
Regional Representative
since May 1998

E. Wyatt Cannady                      1999                      $-0-                   $-0-
President and CEO from                1998                  $175,000                   $-0-                -0-
February 24, 1997 to                  1997                  $ 19,080/(8)/           $25,000/(9)/       225,000/(9)/
April, 1998

-----------------

 /1/ Mr. Reed received no cash compensation from the Company in fiscal 1999. Prior to commencing full-time work for the Company at the Company's offices, Mr. Reed performed occasional services for the Company beginning January 1999. Mr. Reed's employment contract with the Company provides for an annual salary of $250,000, commencing June 1999, and options to purchase 750,000 shares granted January 1999, 250,000 of which are vested, the remainder of which vest 100,000 per year beginning July 22, 2000.

  /2/ Mr. Dawson received no compensation from the Company in fiscal 1999. Mr. Dawson's employment contract with the Company, effective April 19, 1999, provides for an annual salary of $200,000, and options to purchase 300,000 shares, 100,000 of which vest immediately, the balance of which vest 40,000 per year beginning April 19, 2000.

  /3/ Of this amount, options for 105,000 have vested and are exercisable as of the date of this report; balance of options vest 30,000 per year, commencing May 7, 2000.

  /4/ 50,000 of which are vested, the balance of which vest 30,000 per year beginning July 15, 2000.

  /5/ 25,000 of which are vested, 75,000 of which vest in increments of 15,000 each year beginning August 1, 1999; 50,000 of which vest in increments of 10,000 each year beginning March 2, 2000.

  /6/ 50,000 of which are vested, the balance of which vest 30,000 per year beginning October 23, 1999.

  /7/ 50,000 of which are vested, 50,000 of which vest in increments of 10,000 per year beginning October 23, 2000 and 50,000 of which vest in increments of 10,000 per year beginning March 2, 2000.

  /8/ Base salary for the period February 24, 1997 (commencement of employment) through March 31, 1997.

  /9/ Signing bonus pursuant to Employment Agreement effective February 24, 1997. All options have been forfeited and cancelled.

The following table lists individual grants of stock options made during the Company's last completed fiscal year as compensation for services rendered as an
          ---- --------- ------ ----
officer of the Company:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS



      Name                     Number of           % of Total        Exercise or      Expiration
                              Securities         Options/SARS       Base Price          Date
                              Underlying          Granted to          ($/Sh)
                             Options/SARS        Employees in
                              Granted (#)        Fiscal Year**
-----------------------------------------------------------------------------------------------------------------------------------
John L. Reed                 750,000*             24.83%             $2.50           01-22-09
Richard V. Trefz             225,000*              7.45%             $1.75           05-07-08
Linda S. Oubre               200,000*              6.62%             $1.75           07-15-08
Andrew J. Hofmeister         100,000*              4.97%             $1.75           08-01-08
                              50,000*                                $2.75           03-02-09
Michael F. Bonner            200,000*              6.62%             $1.00           10-23-08
David W. Bruhin               50,000               4.97%             $1.75           05-07-08
                              50,000*                                $1.00           10-23-08
                              50,000*                                $2.75           03-02-09

* These options vest and become exercisable over a period ranging from 0 through 5 years from the date of grant, conditioned on continued employment with the Company.

** Based upon options to purchase a total of 3,020,600 shares granted by the Company to employees of the Company during the fiscal year ended March 31, 1999.


                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1999

                        AND MARCH 31, 1999 OPTION VALUES

 Name                                                 Number of Securities            Value of
                            Shares          Value     Underlying Unexercised Options  Unexercised
                            Acquired on    Realized   at March 31, 19991              In-the-Money Options at
                            Exercise (#)   ($)        Exercisable/Unexercisable       March 31, 1999/1/
                                                                                      Exercisable/Unexercisable
-------------------------------------------------------------------------------------------------------------------

John L. Reed                    0              0          250,000/500,000                 $1,031,250/$2,062,500
Paul Dawson                     0              0                      0/0                                   0/0
Richard V. Trefz                0              0           75,000/150,000                      365,625/$731,250
Andrew J. Hofmeister            0              0           35,000/125,000                      121,875/$559,375
Michael  F. Bonner              0              0           50,000/150,000                      281,250/$843,750
David W. Bruhin                 0              0           50,000/100,000                      243,750/$475,000
Linda Oubre                     0              0           50,000/150,000                      243,750/$731,250
______________

 /1/ Potential unrealized value is calculated as the fair market value at March 31, 1999 ($6.625 per share), less the option exercise price, times the number of shares.

Employment Contracts and Termination of Employment Arrangements
---------------------------------------------------------------

Certain of the Company's executive officers are parties to written employment agreements with the Company as follows:

John Reed
---------

          Pursuant to a letter agreement between the Company and John Reed dated January 20, 1999, Mr. Reed agreed to serve as Chief Executive Officer of the Company. The agreement provides that the Company will pay Mr. Reed $250,000 a year for his services. Mr. Reed also received options to purchase 750,000 shares of the Company's common stock at the closing price on the date of the agreement. Mr. Reed's employment began full-time and on location on June 2, 1999.

Richard Trefz
-------------

          The Company entered into an employment agreement with Richard Trefz on May 30, 1998. Under the terms of the agreement, Mr. Trefz served as President and Chief Executive Officer of the Company from May 30, 1998 through December 1998. Since January 1999, Mr. Trefz has served as Vice President - President of the Manufacturing Division. The initial term of the agreement is from May 30, 1998 through May 31, 2000, and is extended on a year-to-year basis thereafter. The Company will pay Mr. Trefz $225,000 a year for his services. Mr. Trefz also received options to purchase 250,000 shares of the Company's common stock at $1.75 per share. Mr. Trefz will be entitled to participate in all employee insurance and other fringe benefit programs.

Linda Oubre
-----------

          The Company entered into an employment agreement with Linda Oubre on January 22, 1999. Under the terms of the agreement, Ms. Oubre has served as Vice President President, Center Division. The initial term of the agreement is from January 22, 1999 through June 30, 2000, and is extended on a year-to-year basis thereafter. The Company will pay Ms. Oubre $165,000 per annum from January 22, 1999 through June 30,1999 and $175,000 per annum from July 1, 1999 through June 30, 2000. Ms. Oubre's salary for any term after the initial term is subject to mutual agreement of the parties. Ms. Oubre shall be eligible to receive bonus compensation under such cash bonus plan as the Company may adopt for its key executives. If no such plan is adopted, Ms. Oubre will be eligible for bonus compensation based on the attainment of annual profitability and management objectives relating to the Company's Center Division as agreed upon by Ms. Oubre and the Company. Ms. Oubre was also granted options to purchase 200,000 shares of the Company's common stock at $1.75 per share. Options to purchase 50,000 of the 200,000 shares vested on the date of the agreement; the right to purchase an additional 30,000 of such shares will vest each of July 1, 1999, July 1, 2000, July 1, 2001, July 1, 2002 and July 1, 2003 if Ms. Oubre has
remained in the employ of the Company from the date of the agreement to such date. Ms. Oubre will be entitled to participate in all employee insurance and other fringe benefit programs.

David Bruhin
------------

          The Company entered into an employment contract with David Bruhin on June 1, 1998. Under the terms of the agreement, Mr. Bruhin has served as Vice President. The initial term of the agreement is from June 1, 1998 through May 31, 2000, and is extended on a year-to-year basis thereafter. The Company will pay Mr. Bruhin $10,000 per month during the first year and $5,000 per month during the second year and every year thereafter if the initial term is extended. Mr. Bruhin's contract was amended during fiscal 1999 to provide for salary payments of $12,500 per month. To date, Mr. Bruhin has also received options to purchase 150,000 shares of the Company's common stock at prices ranging from $1.00 to $2.75 per share. Mr. Bruhin will be entitled to participate in all employee insurance and other fringe benefit programs.

Paul Dawson
-----------

          BriteSmile International, Ltd. entered into an employment agreement with Paul Dawson on April 19, 1999. Under the terms of the agreement, Mr. Dawson has served as Chief Executive Officer of BriteSmile International Limited, a wholly-owned subsidiary of the Company. The Company will pay Mr. Dawson $16,666 per month for his services. After his first year of employment Mr. Dawson will be paid based upon the number of paid teeth whitening procedures performed in a designated area. The bonus will be paid in cash and common stock of the Company. In addition, Mr. Dawson will receive options to purchase 300,000 shares of the Company's common stock at the closing price of the date of the agreement. Options to purchase 100,000 shares vested on the date of the agreement. The other 200,000 shares vest in equal installments over the next five years. Mr. Dawson will be entitled to participate in all employee insurance and other fringe benefit programs.

Compensation Committee
----------------------

          The Compensation Committee of the Board of Directors is currently comprised of directors Reed, Wainright, and Schechter. The committee meets periodically to review the compensation of the Company's officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          Effective June 4, 1999, the Company sold 1,355,555 shares of Common Stock in a private placement for of $15,000,000. 1,004,043 of the shares were sold to nine private investors for $11,120,000, including LCO Investments Limited ("LCO"), the Company's largest shareholder. The remaining 351,512 shares were sold to a group of up to 18 members of senior management of the Company, including directors and executive officers, for $3,880,000. The purchase price was $10.95 per share. However, four of the purchasers, including three non-employee directors of the Company and LCO, purchased at $11.525 per share. CAP Advisers Limited, an entity affiliated with LCO, provided financing for the management purchasers. All purchasers acquired certain registration rights. See the Company's Current Report on Form 8-K filed June 21, 1999.

          On December 7, 1998, the Company sold 9,302,326 shares of Common Stock to LCO in a private placement for $10,000,000. Under an amendment to a prior registration agreement, LCO acquired certain registration rights with respect to these shares.

          On May 5, 1998, the Company sold 1,860,465 shares of its Common Stock to its major shareholder, LCO, for $5,000,000 pursuant to a Stock Purchase Agreement dated as of May 4, 1998.

          On May 12, 1997, the Company closed a private placement of 428,572 shares of Common Stock of the Company, and options to purchase 500,000 shares of Common Stock, pursuant to a Securities Purchase Agreement dated as of May 8, 1997. The total consideration received by the Company for the shares and the options in this offering was $3,000,000. Pursuant to the May 1998 financing described above, the exercise price of the options was amended to $4.50 per share. The shares and options were sold to LCO and Richard S. Braddock, then Chairman of the Board of the Company.

          LCO and Mr. Braddock had invested in the Company previously by purchasing 280,000 shares of Common Stock and options to purchase 966,667 shares of Common Stock under a Securities

Purchase Agreement dated as of April 1, 1996, for a total purchase price of $4,683,334.

          In March 1997, the Company entered into a Professional Services Agreement with Applied Dental Sciences, Inc. Eric Montgomery, a director of the Company, is the President of Applied Dental Sciences. Pursuant to the agreement, Applied Dental Sciences has provided research and development related to BriteSmile's teeth-whitening process. Applied Dental provided research services to the Company under this agreement until May, 1998, at which time technology development services for the Company were assumed by Oraceutical, LLC. In consideration for its services, Applied Dental Sciences was paid $20,000 per month, plus options to purchase 175,000 shares of Common Stock exercisable at $1.75 per share.

          On May 17, 1998, the Company entered into a Consulting Agreement with Oraceutical, LLC. Eric Montgomery, a director of the Company, is the founding Manager and President of Oraceutical. Pursuant to the agreement, Oraceutical provides technology development services to the Company for various light-activated teeth whitening products and procedures. The Company and Oraceutical are currently negotiating an extension of their agreement beyond its original term. In consideration for its services, Oraceutical has been paid $35,000 a month, plus options to purchase 200,000 shares of Common Stock, subject to vesting provisions, exercisable at $1.75 per share.

          On March 24, 1999, the Company entered into a Consulting Agreement with Oral Health Clinical Services, LLC, Salim A. Nathoo and R. Eric Montgomery. Mr. Montgomery is a director of the Company. Pursuant to the agreement, Oral Health Services, Nathoo and Montgomery will devote their services to obtaining American Dental Association (ADA) Certification for the BriteSmile 2000 Tooth Whitening Procedure. The term of the contract is for two years or until ADA Certification, whichever is earlier. In consideration for the services, the Company will grant up to 300,000 stock options to Nathoo and Montgomery. The number and exercise price of the options is dependent upon obtaining ADA Certification.

                  PROPOSAL 2 -- AMENDMENT TO STOCK OPTION PLAN

          On January 22, 1999, the Company's Board of Directors adopted an amendment to the Company's Revised 1997 Stock Option and Incentive Plan (the "Plan"). Pursuant to the amendment, the aggregate number of shares of Common Stock of the Company available for issuance under the Plan was increased from 2,000,000 shares to 4,000,000 shares.

          At the Annual Meeting, the Company's shareholders will be asked to ratify and approve the amendment to the Plan, and the Board of Directors is soliciting the enclosed proxy as to that decision. A brief description of the material provisions of the Plan, as amended, and a table summarizing the benefits to be conferred under the Plan follows.

          The Plan provides for the award of incentive stock options to key employees, and the award of non-qualified stock options, stock appreciation rights, cash and stock bonuses, and other incentive grants to key employees, directors, officers, agents and consultants who have important relationships with the Company or its subsidiaries. Presently there are approximately 42 employees who are eligible to participate in the Plan. The Plan was initially adopted by the Board of Directors effective as of January 31, 1997. It was amended by the Board of Directors on May 12, 1998. As amended through May 1998, the Plan was ratified and adopted by the shareholders of the Company at the Company's Annual Meeting of Shareholders held in August 1998.

          The only amendment to the Plan since the Plan was ratified and approved by the shareholders at last year's meeting has been the increase by the Board of Directors, in January 1999, of the number of shares issuable under the Plan. That increase is now being submitted to shareholders of the Company for their approval.

          The principal provisions of the Plan are summarized below.

Administration

          The Plan is administered by the Board of Directors of the Company, or a Committee appointed by the Board consisting solely of two or more non-employee directors (the "Plan Committee"). The Plan Committee will determine and designate the individuals and classes of individuals to whom awards under the Plan should be made and the amount, terms and conditions of the awards. The Plan Committee may adopt and amend rules relating to the administration of the Plan. Upon election of the director nominees identified in Proposal 1 herein, the Plan Committee will be comprised of all directors of the Company. The Plan is intended to comply with, and will be administered in accordance with, Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereto.

Eligibility

          Awards under the Plan may be made to directors, officers, or key employees of the Company and its subsidiaries, and to nonemployee agents, consultants, advisors, and other persons whom the Plan Committee believes have made or will make an important contribution to the Company or any subsidiary thereof, subject to Section 422 of the Code, which limits the grant of "Incentive Stock Options" to executive officers and other senior managerial and professional employees.

Shares Available

         Subject to adjustment as provided in the Plan, a maximum of 4,000,000 shares of the Company's common stock is reserved for issuance thereunder. If an option or stock appreciation right granted under the Plan expires or is terminated or canceled, the unissued shares subject to such option or stock appreciation right are again available under the Plan. In addition, if shares sold or awarded as a bonus under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased are again available under the Plan. In the absence of an effective registration statement under the Securities Act of 1933, as amended (the "Act"), all shares granted under the Plan will be restricted as to subsequent resales or transfer, pursuant to Rule 144 under the Act.

Term

          Unless earlier terminated by the Plan Committee, the Plan will continue in effect until the earlier of: (i) January 31, 2007, and (ii) the date on which all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Plan Committee may suspend or terminate the Plan at any time except with respect to options, and shares subject to restrictions, then outstanding under the Plan.

Stock Option Grants

          The Plan Committee may grant Incentive Stock Options ("ISOs") and Non-Statutory Stock Options ("NSOs") under the Plan. With respect to each option grant, the Plan Committee will determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised (including whether the option will be subject to any vesting requirements and whether there will be any conditions precedent to exercise of the option), and the other terms and conditions of the option. The Plan specifies, however, that 6 months must elapse from the date of grant of the options to the date of disposition by the option holder of the shares of common stock underlying the option. Options granted under the plan expire six months after the termination of the option holder's employment for reasons other than permanent disability, retirement, death, or termination for cause. To date, options to purchase 3,642,100 shares of Common Stock have been granted pursuant to the Plan.

          ISOs are subject to special terms and conditions. The aggregate fair market value, on the date of the grant, of the common stock for which an ISO is exercisable for the first time by the optionee during any calendar year may not exceed $100,000. An ISO may not be granted to an employee who possesses more than 10% of the total voting power of the Company's stock unless the option price is at least 110% of the fair market value of the common stock subject to the option on the date it is granted, and the option is not exercisable for 5 years after the date of grant. No ISO may be exercisable after 10 years from the date of grant. The option price may not be less than 100% of the fair market value of the common stock covered by the option at the date of grant.

          In connection with the grant of NSOs or ISOs, the Plan Committee may issue "Reload Options", which allow employees to receive options to purchase that number of shares that shall equal (i) the number of shares of common stock used to exercise underlying NSOs or ISOs, and (ii) the number of shares of common stock used to satisfy any tax withholding requirement incident to the exercise of the underlying NSOs or ISOs.

          Unless provided otherwise by the Plan Committee in connection with a particular option grant, no vested option may be exercised unless at the time of such exercise the holder of such option is employed by or in the service of the Company or any subsidiary thereof, within 3 years following termination of employment by reason of death, retirement, or disability, and within 6 months following termination for any other reason, except for cause, in which case all unexercised options shall terminate forthwith. No shares may be issued pursuant to the exercise of an option until full payment therefor has been made. Upon the exercise of an option, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued upon exercise of the option.

Stock Appreciation Rights

          Two types of Stock Appreciation Rights ("SARs") may be granted under the Plan: "Alternate SARs" and "Limited Rights." Alternate SARs are granted concurrently with or subsequent to stock options, and permit the option holder to be paid, in common stock, the excess of the fair market value of each share of common stock underlying the stock option at the date of exercise of the Alternate SARs over the fair market value of each share of common stock underlying the option at the grant date. The exercise of Alternate SARs shall be in lieu of the exercise of the stock option underlying the SARs, and upon such exercise a corresponding number of stock options shall be canceled. Alternate SARs are exercisable upon the same terms and conditions as are applicable to the options underlying them. Upon the exercise of an Alternate SAR, the number of shares reserved for issuance under the Plan will be reduced by the number of shares issued.

          Limited Rights may be issued concurrently with or subsequent to the award of any stock option or Alternate SAR under the Plan. Limited Rights allow the holder thereof to be paid appreciation on the stock option or the amount of appreciation receivable upon exercise of an Alternate SAR in cash and in lieu of exercising such options or rights. Limited Rights are exercisable only to the same extent and subject to the same conditions and within the same time periods as the stock options or Alternate SARs underlying such Limited Rights; provided, however, that Limited Rights may not be exercised under any circumstances until the expiration of 6 months following the date of grant. Limited Rights are exercisable in full for a period of seven months following a change in control of the Company. Upon the exercise of Limited Rights, the stock options or Alternate SARs underlying such Limited Rights shall terminate. Cash payments upon the exercise of Limited Rights will not reduce the number of shares of common stock reserved for issuance under the Plan. No SARs have been granted under the Plan.

Stock Bonus Awards

          The Plan Committee may award shares of common stock as a stock bonus under the Plan. The Plan Committee may determine the recipients of the awards, the number of shares to be awarded, and the time of the award. Stock received as a stock bonus is subject to the terms, conditions, and restrictions determined by the Plan Committee at the time the stock is awarded. No stock bonus awards have been granted under the Plan.

Cash Bonus Rights

          The Plan Committee may grant cash bonus rights under the Plan either outright or in connection with (i) options granted or previously granted, (ii) SARs granted or previously granted, (iii) stock bonuses awarded or previously awarded, and (iv) shares issued under the Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised. The amount of the bonus is determined by multiplying the excess of the total fair market value of the shares acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. Bonus rights granted in connection with an SAR entitle the holder to a cash bonus when the SAR is exercised, that is determined by multiplying the amount received upon exercise of the SAR by the applicable bonus percentage. Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the Plan Committee, either at the time the stock bonus is awarded or upon the lapse of any restrictions to which the stock is subject. No bonus rights have been granted under the Plan.

Non-Assignability of Plan Awards

          No award under the Plan shall be assignable or transferable by the recipient thereof, except by will or the laws of descent or pursuant to a qualified domestic relations order as defined in the Code.

Changes in Capital Structure

          The Plan provides that if the outstanding common stock of the Company is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any recapitalization, stock split or certain other transactions, appropriate adjustment will be made by the Plan Committee in the number and kind of shares available for grants under the Plan. In addition, the Plan Committee will make appropriate adjustments in the number and kind of shares as to which outstanding options will be exercisable. In the event of a merger, consolidation or other fundamental corporate transformation, the Board may, in its sole discretion, permit outstanding options to remain in effect in accordance with their terms; to be converted into options to purchase stock in the surviving or acquiring corporation in the transaction; or to be exercised, to the extent then exercisable, during a period prior to the consummation of the transaction established by the Plan Committee or as may otherwise be provided in the Plan.

Tax Consequences

          The following description addresses the federal income tax consequences of the Plan. Although the Company believes the following statements are correct based on existing provisions of the Code and legislative history and administrative and judicial interpretations thereof, no assurance can be given that changes will not occur which would modify such statements. Also, such statements are intended only to provide basic information. Each Plan participant should consult his or her own tax advisor concerning the tax consequences of participation in the Plan because individual financial and federal tax situations may vary, and state and local tax considerations may be significant.

          Certain options authorized to be granted under the Plan are intended to qualify as ISOs for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the ISO. If an employee exercises an ISO and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then any gain realized upon subsequent disposition of the shares will be treated as income from the sale or exchange of a capital asset held for more than one year. If an employee disposes of shares acquired upon exercise of an ISO before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable as ordinary compensation income in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value on the date of disposition exceeds the exercise price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or the exercise of an ISO. Upon any disqualifying disposition by an employee, the Company will generally be entitled to a deduction to the extent the employee realized ordinary income.

          Certain options authorized to be granted under the Plan will be treated as NSOs for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of an NSO until the option is exercised. When the NSO is exercised, the optionee will realize ordinary compensation income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. Upon the sale of shares acquired upon exercise of an NSO, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.

          An employee who receives stock in connection with the performance of services will generally realize income at the time of receipt unless the shares are not substantially vested for purposes of Section 83 of the Code and no election under Section 83(b) of the Code is filed within 30 days after the original transfer. The Company generally will be entitled to a tax deduction in the amount includable as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company is required to withhold employment taxes on the amount of the income the employee recognizes. A participant who receives a cash bonus right under the Plan generally will recognize income equal to the amount of any cash bonus paid at the time of receipt of the bonus, and the Company generally will be entitled to a deduction equal to the income recognized by the participant.

          Section 162(m) of the Code limits to $1 million per person the amount the Company may deduct for compensation paid to any of its most highly compensated officers in any year after 1993. Under proposed regulations, compensation received through the exercise of an option or SAR will not be subject to the $1 million limit if the option or SAR and the plan pursuant to which it is granted meet certain requirements. The currently applicable requirements are that the option or SAR be granted by a committee of at least two disinterested directors and that the exercise price of the option or the SAR be not less than fair market value of the Common Stock on the date of grant. Accordingly, the Company believes compensation received on exercise of options and SARs granted under the Plan in compliance with the above requirements will not be subject to the $1 million deduction limit.

Amendments to Plan

       The Plan Committee may at any time and from time to time terminate or modify or amend the Plan in any respect, including in response to changes in securities, tax or other laws or rules, regulations or regulatory interpretations thereof applicable to the Plan or to comply with stock exchange rules or requirements.

          Subject to the Plan, the following options have been awarded:

                                 PLAN BENEFITS

                           Revised 1997 Stock Option
                               and Incentive Plan

NAME AND POSITION                              DOLLAR VALUE ($)1    NO. OF OPTIONS TO
                                                                    PURCHASE COMMON
                                                                    STOCK/2/
---------------------------------------------------------------------------------------
John L. Reed                                         $ 6,468,750            750,000/(3)/
 President and CEO since June 1999
Paul Dawson                                            1,537,500            300,000/(4)/
 CEO, BriteSmile International Ltd.
 since April 1999
Richard V. Trefz                                       2,109,375            225,000/(5)/
 President and CEO From 1998 to
 December 1998; Currently President of
 Manufacturing Division
Linda S. Oubre                                         1,875,000            200,000/(6)/
 Vice President and President of Center
 Division since July 1, 1998
Andrew J. Hofmeister                                   1,388,450            210,000/(7)/
 Vice President and President of Associated
 Center Division since August 1, 1998
Michael F. Bonner                                      2,025,000            200,000/(8)/
 Vice President, CFO and Secretary since
 September 15, 1998
David W. Bruhin                                        1,393,750            150,000/(9)/
 Vice President and Regional Representative
 Since May, 1998
Jennifer A. Scott, director                              201,250             20,000/(10)/
Bruce V. Wainright, director                             279,375             42,500/(11)/
Peter Schechter, director                                      0             20,000/(12)/

Current Executive Officers                            19,412,238          2,341,600
as a Group (9 persons)

Current Directors Who Are Not                            480,625             84,500
Executive Officers, as a Group

All Current or Former Employees                        8,299,250          1,216,000
Who are Not Executive Officers, as a Group


 /(1)/ As of July 29, 1999, the market value of the shares of Common Stock underlying the options was $11.125, as quoted on the American Stock Exchange.

 /(2)/ Exercise prices of options granted pursuant to the Plan range from $1.00 per share to $13.375 per share.

 /(3)/ Exerciseable at $2.50 per share, 250,000 of which are vested, the remainder of which vest 100,000 per year beginning July 22, 2000.

 /(4)/ Exercisable at $6.00 per share, 100,000 of which are vested, the remainder of which vest 40,000 per year beginning April 19, 2000.

 /(5)/ Exercisable at $1.75 per share, 105,000 of which are vested, the remainder of which vest 30,000 per year commencing May 7, 2000.

 /(6)/ Exercisable at $1.75 per share, 50,000 of which are vested, the balance of which vest 30,000 per year beginning July 15, 2000.

 /(7)/ Represents 5,000 shares exercisable at $9.00 per share, 5,000 shares exercisable at $6.81 per share, 100,000 shares exercisable at $1.75 per share (25,000 of which are vested, 75,000 of which vest 15,000 each year beginning August 1, 1999), 50,000 shares exercisable at $2.75 per year (vesting 10,000 each year beginning March 2, 2000), and 50,000 shares exercisable at $13.375 per share (10,000 of which are vested, 40,000 of which vest 10,000 each year beginning May 19, 2000).

 /(8)/ Exercisable at $1.00 per share, 50,000 of which are vested, the balance of which vest 30,000 each year beginning October 23, 1999.

 /(9)/ Represents 50,000 shares presently exercisable at $1.75 per share, 50,000 shares exercisable at $1.00 per share, which vest 10,000 shares per year beginning October 23, 1999, and 50,000 shares exercisable at $2.75 per share, which vest 10,000 shares each year commencing March 2, 2000.

 /(10)/Presently exercisable at $1.0625 per share.

 /(11)/20,000 shares presently exercisable at $2.50 per share and 22,500 shares exercisable at $6.375, 10,000 of which are vested, the remainder of which vest 2,083 each year commencing April 21, 2000.

 /(12)/Presently exercisable at $11.125 per share.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE
PLAN

PROPOSAL 3 -- APPROVAL OF INDEPENDENT AUDITORS

          The Board of Directors of the Company has selected Ernst & Young LLP as the independent auditors for the Company for the fiscal year ending March 31, 2000. Ernst & Young LLP served as the Company's independent auditors for the fiscal year ended March 31, 1999.

          At the Annual Meeting, shareholders will be asked to ratify the selection by the Board of Directors of Ernst & Young LLP as the Company's independent auditors.

          Representatives of Ernst & Young LLP may attend the 1999 Annual Meeting. If they attend, they will have an opportunity to make a statement if they desire to do so, and they will be available to answer appropriate questions from shareholders.

THE BOARD RECOMMENDS SHAREHOLDER APPROVAL OF THE SELECTION OF AUDITORS.

                                 OTHER MATTERS

          As of the date of this Proxy Statement, the Board of Directors of the Company does not intend to present, and has not been informed that any other person intends to present, a matter for action at the 1999 Annual Meeting other than as set forth herein and in the Notice of Annual Meeting. If any other matter properly comes before the meeting, it is intended that the holders of proxies will act in accordance with their best judgment.

          The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation, may solicit proxies personally or by telephone, and, if deemed necessary, third party solicitation agents may be engaged by the Company to solicit proxies by means of telephone, facsimile or telegram, although no such third party has been engaged by the Company as of the date hereof. The Company will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of common stock held of record and will reimburse such persons for forwarding such material. The cost of this solicitation of proxies will be borne by the Company.

                                 ANNUAL REPORT

          COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB (INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO THE COMPANY - ATTENTION: MICHAEL F. BONNER, CFO/SECRETARY, 200 Diplomat Drive, Airport Business Center, Lester, Pennsylvania 19113. A request for a copy of the Company's Annual Report on Form 10-KSB must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Company on July 12, 1999. Exhibits to the Form 10-KSB, if any, will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

          A copy of the Company's 1999 Annual Report to Shareholders is being mailed with this Proxy Statement, but is not deemed a part of the proxy soliciting material.

                             SHAREHOLDER PROPOSALS

          Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation in connection with the 2000 Annual Meeting of Shareholders must be received by the Company by March 15, 2000. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. The Company suggests that any such request be submitted by certified mail, return receipt requested. The Board of Directors will review any proposal which is timely received, and determine whether it is a proper proposal to present to the 2000 Annual Meeting.

          The enclosed Proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this Proxy Statement. If you wish to vote in accordance with the Board's recommendations, merely sign, date and return the Proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your Proxy will be appreciated.



                              By Order of the Board of Directors


                              Michael F. Bonner, Vice President/ CFO/ Secretary

Lester, Pennsylvania
August 4, 1999

                                   APPENDICES

1. FORM OF PROXY

2. REVISED 1997 STOCK OPTION AND INCENTIVE PLAN OF THE COMPANY, AS AMENDED JANUARY 22, 1999. (Incorporated by reference to Exhibit 10.19 to the Annual Report on Form 10-KSB of the Company for the fiscal year ended March 31,
   1999)

                                     PROXY

                                BriteSmile, Inc.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard V. Trefz and Michael F. Bonner and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock of the Company held of record by the undersigned on July 29, 1999 at the Annual Meeting of Shareholders to be held at the Marriott Hotel downtown Philadelphia, Pennsylvania 19107 on Wednesday, August 25, 1999, at 2:00 o'clock p.m., local time, or at any adjournment thereof.

1.   Election of Directors.

     FOR           WITHHOLD AS TO ALL        FOR ALL EXCEPT
     / /                  / /                / /

     (INSTRUCTIONS: IF YOU MARK THE "FOR ALL EXCEPT" CATEGORY ABOVE, INDICATE THE NOMINEE(S) AS TO WHICH YOU DESIRE TO WITHHOLD AUTHORITY BY STRIKING A LINE THROUGH SUCH NOMINEE(S) NAME IN THE LIST BELOW:)

     John L. Reed    Richard V. Trefz    Anthony M. Pilaro    Jennifer A. Scott

     R. Eric Montgomery   Linda S. Oubre   Bruce V. Wainright   Peter Schechter

2. To approve and ratify an amendment to the Company's 1997 Stock Option and Incentive Plan, increasing the number of shares subject to issuance under the Plan from 2,000,000 to 4,000,000.

     FOR                AGAINST                 ABSTAIN
     / /                / /                     / /


3. To approve and ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ended March 31, 2000.

     FOR                AGAINST                 ABSTAIN
     / /                / /                     / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

        DATE:
             __________________________________________

             __________________________________________
             Signature

             __________________________________________
             Signature of joint holder, if any

PLEASE SIGN EXACTLY AS THE SHARES ARE ISSUED. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE